EXHIBIT 10.1

                                                                  EXECUTION COPY

                               AMENDMENT NO. 4 TO
                     REVOLVING CREDIT AND SECURITY AGREEMENT

                                      among

                              CIT SOUTHEAST, INC.,
                            UNIFORCE SERVICES, INC.,
                           BRENTWOOD OF CANADA, INC.,
                         BRENTWOOD SERVICE GROUP, INC.,
                       CLINICAL LABFORCE OF AMERICA, INC.,
                    COMFORCE INFORMATION TECHNOLOGIES, INC.,
                            COMFORCE TECHNICAL, LLC,
                       COMFORCE TECHNICAL SERVICES, INC.,
                             COMFORCE TELECOM, INC.,
                             CTS OF WASHINGTON, LLC,
                                 GERRI G., INC.,
                       LABFORCE SERVICES OF AMERICA, INC.,
                       PRO CLINICAL SUPPORT SERVICES, LLC,
                              PRO UNLIMITED, INC.,
                            PRO UNLIMITED MPS, INC.,
                TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.,
                        UNIFORCE STAFFING SERVICES, INC.,
                               SUMTEC CORPORATION,
                             THISCO OF CANADA, INC.
                                 (as Borrowers)

                                       and

                            COMFORCE OPERATING, INC.
                              (as Borrowing Agent)

                                       and

                              COMFORCE CORPORATION
                                 (as Guarantor)

                                       and

                         PNC BANK, NATIONAL ASSOCIATION
                      (as Administrative Agent and Lender)

                                       and

                         THE OTHER LENDERS PARTY HERETO



                               as of May 13, 2005

                               AMENDMENT NO. 4 TO
                     REVOLVING CREDIT AND SECURITY AGREEMENT

     This Amendment No. 4 to Revolving Credit and Security Agreement (this "Amendment") is entered into as of May 13, 2005, by and among COMFORCE Operating, Inc., a corporation organized under the laws of the State of Delaware ("COI"), CIT Southeast, Inc., a corporation organized under the laws of the State of New York ("CIT Southeast"), Uniforce Services, Inc., a corporation organized under the laws of the State of New York ("USI"), Brentwood of Canada, Inc., a corporation organized under the laws of the State of New York ("BOCI"), Brentwood Service Group, Inc., a corporation organized under the laws of the
State of New York ("Brentwood"), Clinical Labforce of America, Inc., a corporation organized under the laws of the State of New York ("CLOA"), COMFORCE Information Technologies, Inc., a corporation organized under the laws of the State of New York ("CIT"), COMFORCE Technical, LLC, a limited liability company organized under the laws of the State of New York ("CTLLC"), COMFORCE Technical Services, Inc., a corporation organized under the laws of the State of Delaware ("CTS"), COMFORCE Telecom, Inc., a corporation organized under the laws of the State of Delaware ("CTI"), CTS of Washington, LLC, a limited liability company formed under the laws of the State of New York ("CTSLLC"), Gerri G., Inc., a corporation organized under the laws of the State of New York ("Gerri"), Labforce Services of America, Inc., a corporation organized under the laws of the State of New York ("LSOA"), PrO Clinical Support Services, LLC, a limited liability company organized under the laws of the State of New York ("PCSS"), PrO Unlimited, Inc., a corporation organized under the laws of the State of New York ("PUI"), PrO Unlimited MPS, Inc., a corporation organized under the laws of the State of New York ("PUMPS"), Temporary Help Industry Servicing Company,
Inc., a corporation organized under the laws of the State of New York ("THISCI"), Uniforce Staffing Services, Inc., a corporation organized under the laws of the State of New York ("USSI"), Sumtec Corporation, a corporation organized under the laws of the State of Delaware ("Sumtec"), Thisco of Canada, Inc., a corporation organized under the laws of the State of New York ("Thisco") (CIT Southeast, USI, BOCI, Brentwood, CLOA, CIT, CTLLC, CTS, CTI, CTSLLC, Gerri, LSOA, PCSS, PUI, PUMPS, THISCI, USSI, Sumtec and Thisco, collectively, the "Borrowers"), Comforce Corporation, a Delaware corporation, as guarantor ("Corp."), PNC Bank, National Association ("PNC"), as Administrative Agent for the Lenders (as defined below) (PNC, in such capacity, "Administrative Agent") and as Lender, Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc. ("Merrill") and JPMorgan Chase Bank, N.A. ("Chase"), as Co-Syndication Agents and as Lenders, and Webster Business Credit Corporation (f/k/a Whitehall Business Credit Corporation) ("Webster"), as Documentation Agent and as Lender. All terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

     WHEREAS, the Borrowers, COI, Webster, Chase, Merrill, the other financial institutions which are now or which hereafter become a party thereto (collectively, the "Lenders" and individually, a "Lender") and PNC, as Lender and as Administrative Agent, entered into that certain Revolving Credit and Security Agreement, dated as of June 25, 2003, as amended by the Waiver and Amendment No. 1 to Revolving Credit and Security Agreement, dated as of March 17, 2004, the Amendment No. 2 to Revolving Credit and Security Agreement, dated as of September 29, 2004, and the Amendment No. 3 to Revolving Credit and Security Agreement, dated as of February 3, 2005 (as the same may be from time to time further amended, extended, restated, supplemented or otherwise modified, the "Credit Agreement"), pursuant to which the Lenders made available to the Borrowers loans in an aggregate principal amount of up to $85,000,000; and

     WHEREAS, Merrill and Chase desire to be named as Co-Syndication Agents under the Credit Agreement;

     WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     I. AMENDMENT

     A. The introductory  paragraph of the Credit Agreement is hereby amended by
amending   and   restating   the  language   following  ".  .  .   collectively,
"Borrowers")," with the following:

     "PNC Bank, National Association ("PNC"), as Administrative Agent for the Lenders (PNC, in such capacity, "Administrative Agent") and as Lender,
     Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc. ("Merrill") and JPMorgan Chase Bank, N.A. ("Chase"), as Co-Syndication Agents for the Lenders (Merrill and Chase, in such capacity, "Co-Syndication Agents") and as Lenders, Webster Business Credit Corporation (f/k/a Whitehall Business Credit Corporation) ("Whitehall"), as Documentation Agent for the Lenders (Webster, in such capacity, "Documentation Agent") and as Lender, and the other financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually, a "Lender")."

     B. Section 1.2 of the Credit Agreement is hereby amended by amending and restating the definition of "Adjustment Date" in its entirety as follows:

     "`Adjustment Date' shall mean, commencing as of December 31, 2004 and thereafter, (i) with respect to each fiscal quarter ended December 31, the first day of March in the next succeeding fiscal year, and (ii) with respect to each fiscal quarter ended March 31, June 30 and September 30, the first day of the succeeding June, September and December, respectively."

     C. Section 1.2 of the Credit Agreement is hereby amended by amending and restating the definition of "Applicable Margin" in its entirety as follows:

     "`Applicable Margin' shall mean, at any Adjustment Date, the applicable percentage set forth below opposite the Level of Fixed Charge Coverage Ratio as of such Adjustment Date (as reflected, except as provided below, in the calculations delivered pursuant to subsection 9.8 hereof or, with respect to clause (i) of the definition of Adjustment Date, subsection 9.7 hereof):

                         Level of Fixed Charge Coverage Ratio                        Applicable Margin
         ---------------------------------------------------------------------

         Level I:    Fixed Charge Coverage Ratio is equal to or less than
                     1.05:1.00                                                             2.50
         Level II:   Fixed Charge Coverage Ratio is greater than 1.05:1.00
                     but less than or equal to 1.30:1.00                                   2.25
         Level III:  Fixed Charge Coverage Ratio is greater than 1.30:1.00
                     but less than or equal to 1.50:1.00                                   2.00
         Level IV:   Fixed Charge Coverage Ratio is greater than 1.50:1.00                 1.75


; provided that (a) the Applicable Margin determined for any Adjustment Date shall remain in effect until a subsequent Adjustment Date for which the Fixed Charge Coverage Ratio falls within a different Level, (b) if the financial statements (and all required covenant calculations) for any fiscal period are not delivered by the date due pursuant to subsections 9.7 or 9.8, the Applicable Margin shall be that set forth above opposite Level I until the next subsequent Adjustment Date, and (c) during the continuance of any Event of Default, the Applicable Margin shall at no time be less than the Applicable Margin immediately prior to such Event of Default notwithstanding the Fixed Charge Coverage Ratio during such period."

     D. The proviso of the first sentence of Section 4.10 is hereby amended by amending and restating such language in its entirety as follows:

     "provided that any more than two (2) audits per calendar year performed by the Administrative Agent or any Lender shall be at the sole cost and expense of the Lenders (other than (a) any and all audits performed at any time following and during the continuance of an Event of Default, or (b) one audit in connection with each Permitted Acquisition, each of which shall be at the sole cost and expense of Borrowers)."

     E. The last sentence of Section 14.2 of the Credit Agreement is hereby amended and restating in its entirety as follows:

     "Documentation Agent and Co-Syndication Agents, solely in their respective capacities as such, shall have no duties, responsibilities or rights under this Agreement or any Other Document."

     II. CONDITIONS PRECEDENT

     This Amendment shall become effective as of the date hereof, subject to satisfaction of each of the following conditions:

     A. The Borrowers, COI and Corp. shall have delivered to the Administrative Agent a fully executed original of this Amendment.

     B. The representations and warranties contained in Article V hereof shall be true and correct as of the date hereof and as of the date of the satisfaction of each of the conditions contained in this Article II.

     III. PLEDGORS CONSENT

     The undersigned Pledgors, in their respective capacity as Pledgors, hereby consent to this Amendment and to the consummation of the transactions contemplated hereby and hereby restate, ratify and confirm their respective pledge in support of the Obligations pursuant to the terms of their respective Pledge Agreements (as defined in the Credit Agreement), in all respects, after giving effect to the amendments set forth herein and the consummation of the transactions contemplated hereby. Although each Pledgor has been informed of the matters set forth herein and has acknowledged and consented to the same, each Pledgor understands and agrees that neither the Administrative Agent nor any Lender has any obligation to inform Pledgors of such matters in the future or to seek any Pledgor's acknowledgment, consent or agreement to future amendments and nothing herein shall create such duty.

     IV. GUARANTORS' CONSENT

     The undersigned Guarantors, in their respective capacity as Guarantors, hereby consent to this Amendment and to the consummation of the transactions contemplated hereby and each of them hereby restates, ratifies and confirms its respective joint and several guaranty of the prompt payment of the Obligations of the Borrowers pursuant to its Guaranty, in all respects, after giving effect to the amendments set forth herein and the consummation of the transactions contemplated hereby. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and consented to the same, each Guarantor understands and agrees that neither the Administrative Agent nor any Lender has any obligation to inform such Guarantor of such matters in the future or to seek such Guarantor's acknowledgment, consent or agreement to future amendments and nothing herein shall create such duty.

     V. REPRESENTATIONS AND WARRANTIES

     Each Borrower, COI and Corp. hereby represent and warrant to the Lenders and Administrative Agent as follows:

     A. The execution, delivery and performance by each such Person of this Amendment and the transactions contemplated hereby (a) are within such Person's corporate or limited liability company power; (b) have been duly authorized by all corporate or limited liability company or other necessary action; (c) are not in contravention of any provision of such Person's certificate of incorporation or formation, operating agreement, bylaws or other documents of organization; (d) do not violate any law or regulation, or any order or decree of any Governmental Body; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of such Person's property is bound; (f) do not result in the creation or imposition of any Lien upon any of its property (other than Liens in favor of Administrative Agent) and
(g) do not require the consent or approval of any Governmental Body or any other person.

     B. This Amendment has been duly executed and delivered by each signatory hereto (other than the Administrative Agent and the Lenders) and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general.

     C. Each representation and warranty of each Borrower, COI and Corp. contained in the Credit Agreement and the Other Documents is true and correct on the date hereof in all material respects and will be true and correct in all material respects as if made immediately after giving effect to this Amendment (except to the extent such representation or warranty relates to an earlier date, in which case such representation and warranty is true and correct in all material respects on and as of such earlier date).

     D. No Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the Other Documents.

     VI. MISCELLANEOUS

     A. Each Borrower, COI and Corp. acknowledges and confirms to Administrative Agent and the Lenders that the Credit Agreement and each Other Document to which it is a party shall remain in full force and effect and shall continue to evidence, secure or otherwise guarantee and support the obligations owing by the Borrowers, COI and Corp. to the Administrative Agent and Lenders pursuant thereto, and, after giving effect to this Amendment, each Borrower, COI and Corp. hereby ratifies and affirms each of the foregoing documents to which it is a party.

     B. Each Borrower, COI and Corp. acknowledges and reaffirms to the Administrative Agent and the Lenders that (i) the Liens granted to the Administrative Agent for the benefit of the Lenders under the Credit Agreement and the Other Documents remain in full force and effect and shall continue to secure the obligations of the Borrowers, COI and Corp. arising under the Credit Agreement and the Other Documents, and (ii) the validity, perfection or priority of the Liens will not be impaired by the execution and delivery of this Amendment.

     C. Each Borrower acknowledges and agrees that no Lender shall waive or shall be deemed to have waived any of its rights or remedies under the Credit Agreement or any of the Other Documents which documents shall remain in full force and effect in accordance with their terms.

     D. Borrowers shall be responsible for the prompt payment of and, upon demand, shall promptly reimburse Administrative Agent for, all of the Lenders' and Administrative Agent's out-of-pocket costs and expenses related to the preparation, negotiation, execution and enforcement of this Amendment (including, without limitation, the reasonable fees and disbursements of legal counsel to Administrative Agent).

     E. This Amendment may be executed in any number of counterparts, including by telecopy, and by the various parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

F. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE SUCCESSORS AND ASSIGNS OF THE PARTIES HERETO.

                                      * * *

     IN WITNESS WHEREOF, each of the parties hereto, by their officers duly authorized, has executed this Amendment as of the date first above written.

                                   COMFORCE OPERATING, INC., as Borrowing Agent, Pledgor and Guarantor


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   UNIFORCE SERVICES, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   BRENTWOOD OF CANADA, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   BRENTWOOD SERVICE GROUP, INC.
                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   CIT SOUTHEAST, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   COMFORCE TECHNICAL, LLC
                                   By: COMFORCE Technical Services, Inc.,
                                          Its Sole Member


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   COMFORCE INFORMATION TECHNOLOGIES, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   PRO UNLIMITED MPS, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:
                                   COMFORCE TECHNICAL SERVICES, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   COMFORCE TELECOM, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   GERRI G., INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   CLINICAL LABFORCE OF AMERICA, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   LABFORCE SERVICES OF AMERICA, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   PRO UNLIMITED, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   TEMPORARY HELP INDUSTRY
                                   SERVICING COMPANY, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   UNIFORCE STAFFING SERVICES, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   SUMTEC CORPORATION


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   THISCO OF CANADA, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   CTS OF WASHINGTON, LLC
                                   By: COMFORCE Technical Services, Inc.,
                                          Its Sole Member


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   PRO CLINICAL SUPPORT
                                   SERVICES, LLC
                                   By: PrO Unlimited, Inc.,
                                          Its Sole Member


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

Consented and Agreed to:

COMFORCE CORPORATION, as
Guarantor

By:
   --------------------------------------------
   Name:
   Title:

                                   PNC BANK, NATIONAL
                                   ASSOCIATION, as Administrative Agent



                                   By:
                                      ------------------------------------------
                                      Name:





                                   MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL
                                   LYNCH BUSINESS FINANCIAL SERVICES INC.,
                                   as Co-Syndication Agent and Lender



                                   By:
                                      ------------------------------------------
                                      Name:


                                   JPMORGAN CHASE BANK, N.A., as Co-
                                   Syndication Agent and Lender



                                   By:
                                      ------------------------------------------
                                      Name:




                                   WEBSTER BUSINESS CREDIT
                                   CORPORATION, as Documentation
                                   Agent and Lender



                                   By:
                                      ------------------------------------------
                                      Name: